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                                                                   EXHIBIT 10.1


                                 IVAC HOLDINGS, INC.
                        1996 KEY CONTRIBUTOR STOCK OPTION PLAN


                                      ARTICLE I

                                  GENERAL PROVISIONS

    1.   PURPOSE OF THE PLAN

         This 1996 Key Contributor Stock Option Plan ("Plan") is intended to promote the interests of IVAC Holdings, Inc., a Delaware corporation (the "Corporation"), by providing eligible persons with the opportunity to acquire ownership interests, or otherwise increase their ownership interests, in the Corporation as an incentive for them to remain in the service of the Corporation (or any Parent or Subsidiary).

    2.   TERMINOLOGY

         For the purposes of this Plan, any capitalized term not otherwise defined within the Plan shall have the meaning assigned in the Definitions Appendix hereof, unless the context clearly requires otherwise.

    3.   ADMINISTRATION OF THE PLAN

         A. This Plan shall be administered by either the Board or a committee of two (2) or more Board members appointed by the Board to which the Board has delegated administrative functions under the Plan (as the case may be, the "Plan Administrator"); provided, however, that the Plan Administrator may delegate to the President of the Corporation the Plan Administrator's discretion and authority under Article I, Section 4. Members of any committee to which the Board has delegated any administrative functions shall serve for such terms as the Board shall determine and subject to the Board's right of removal. All delegations of authority to any committee or the President shall be and remain revocable by the Board.

         B. The Plan Administrator shall have full power and authority to implement, interpret and administer the Plan, to establish all such rules and regulations as it deems appropriate, and to make such determinations under the Plan and any outstanding option grants or post-exercise restriction agreements as it deems necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any outstanding option or any shares subject to post-exercise restriction agreements.

    4.   ELIGIBILITY AND SELECTION

         A. The persons eligible to receive option grants under the Plan are as follows:

              (i)    Employees, and

              (ii) natural persons who provide consulting services (but not consulting services related to capital-raising) to the Corporation (or any Parent or Subsidiary); provided, however, that no officer, director or 10% stockholder of the Corporation shall be eligible to receive option grants under the Plan.

         B. The Plan Administrator shall have the absolute discretion and full authority to:

              (i) determine (subject to the provisions of the Plan) which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option and/or the shares subject to a post-exercise restriction agreement, and the maximum term for which the option is to remain outstanding, and

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              (ii)   grant options in accordance with the Plan.

         C. Shares issuable upon exercise of an option under the Plan may be subject to such restrictions on transfer, repurchase rights, rights of first refusal, market stand-off requirements and/or other restrictions as may be imposed by the Plan Administrator in its absolute discretion and set forth in the documents governing such option or exercise (including any documents required to be entered into as a condition of exercise of such option).

    5.   STOCK SUBJECT TO THE PLAN

         A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired (Class A) Common Stock of the Corporation. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 700,000 shares, subject to adjustment from time to time in accordance with the provisions of this Section 5.

         B. Shares reserved for issuance under granted options but not in fact issued pursuant to options granted under the Plan due to the expiration or termination of the option or the cancellation of the option in accordance with
Article II, Section 6, will again become available for issuance under the Plan. Shares actually issued under the Plan which are subsequently repurchased by the Corporation will not become available for future issuance.

         C. In the event any change is made to the Common Stock issuable under the Plan by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made to (i) the aggregate number and/or class of shares issuable under the Plan and (ii) the aggregate number and/or class of shares and the option price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of the Corporation's Class B Common Stock into shares of (Class
A) Common Stock.


                                      ARTICLE II

                                 OPTION GRANT PROGRAM

    1.   OPTION TERMS

         Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; PROVIDED, however, that each such document shall comply with the terms specified in the Plan. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of Article II,
Section 2.

         A.   EXERCISE PRICE.

              (1) The exercise price per share shall be fixed by the Plan Administrator, and shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

              (2) The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section 1 of
Article III and the documents evidencing the option, be payable in cash or check made payable to the Corporation. However, should the Common Stock be registered under Section 12 of the Securities Exchange Act of 1934 at the time the option is exercised, then the exercise price may also be paid as follows:


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                     (i)    in shares of Common Stock held by the Optionee
    for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                     (ii) through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

              Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

         B. EXERCISE AND TERM OF OPTIONS. Each option granted under the Plan shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option granted under the Plan shall have a term in excess of ten (10) years measured from the option grant date.

         C. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, an option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death.

         D. EFFECT OF TERMINATION OF SERVICE. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                     (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason OTHER THAN CAUSE shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. The period set forth in the documents evidencing the option during which the option shall remain exercisable following the cessation of Service by reason of death or permanent disability (within the meaning of Internal Revenue Code Section 22(e)(3)) shall not be less than a twelve (12)-month period following the date of such cessation of Service, nor less than a three (3)-month period following cessation of Service for any other reason. ANY OUTSTANDING OPTION SHALL IMMEDIATELY TERMINATE AT THE TIME OF THE OPTIONEE'S TERMINATION FOR CAUSE.

                     (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the executor or administrator of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                     (iii) Under no circumstances, however, shall any such option be exercisable after the specified expiration of the option term.

                     (iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Service.


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         E.   STOCKHOLDER RIGHTS.  The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

         F. VESTING SCHEDULE. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock under the Plan. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, all or (at the discretion of the Corporation and with the consent of the Optionee) any of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. The Plan Administrator may not impose a vesting schedule upon any option grant which is more restrictive than twenty percent (20%) per year vesting, beginning one (1) year after the option grant date, nor a vesting schedule upon any shares subject to a post-exercise restriction agreement which is more restrictive than twenty percent (20%) per year vesting, beginning one (1) year after the Exercise Date.

    2.   INCENTIVE OPTIONS

         All provisions of the Plan shall be applicable to Incentive Options granted hereunder and, in addition, the terms and conditions specified in this
Section 2 shall be applicable to Incentive Options granted under the Plan. Options which are specifically designated as Non-Statutory Options when granted under the Plan shall NOT be subject to such terms and conditions set forth in this Section 2.

         A.   ELIGIBILITY.  Incentive Options may only be granted to Employees.

         B. EXERCISE PRICE. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

         C. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted. Any options becoming exercisable in such calendar year in excess of such limitation shall automatically be treated as Non-Statutory Options.

    3.   WITHHOLDING

         The Corporation's obligation to deliver shares of Common Stock upon the exercise of any options under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

    4.   SECURITIES LAWS; LEGENDS

         A. No shares of Common Stock or other assets shall be issued or delivered upon option exercises under this Plan unless and until the Corporation shall have determined that there has been full and adequate compliance with all applicable requirements of the Federal and state securities laws and all other applicable legal and regulatory requirements.

         B. Shares issued upon option exercises under the Plan shall bear such legends as the Plan Administrator deems necessary or appropriate, including such restrictive legends as the Plan Administrator shall require to reflect the terms of any agreement between the Optionee and the Corporation.


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    5.   ADDITIONAL AUTHORITY

         The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

         (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

         (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of shares of Common Stock as to which such option is vested at the time of the Optionee's cessation of Service also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

    6.   CANCELLATION AND REGRANT OF OPTIONS

         The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options under the Plan covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

    7.   CORPORATE TRANSACTION

         A. In the event of any Corporate Transaction, each outstanding option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or Parent thereof) in connection with such Corporate Transaction. In addition, all outstanding repurchase rights under the Plan shall terminate in the event of any Corporate Transaction, except to the extent the repurchase rights are assigned to the successor corporation (or Parent thereof) in connection with such Corporate Transaction.

         B. Each option which is expressly assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in the consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, PROVIDED the aggregate exercise price payable for such securities shall remain the same.

         C. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business, stock or assets.


                                     ARTICLE III

                                    MISCELLANEOUS

    1.   FINANCING

         The Plan Administrator may permit any Optionee to pay the option exercise price by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the


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interest rate and the terms of repayment) shall be established by the Plan
Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee may not exceed the SUM of (i) the aggregate option exercise price payable for the purchased shares (less the par value of such shares) plus
(ii) any Federal, state and local income and employment tax liability incurred by the Optionee in connection with the option exercise.

    2.   EFFECTIVE DATE AND TERM OF THE PLAN

         A. The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, and no shares shall be issued upon option exercises under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued upon option exercises under the Plan. Subject to such limitation, the Plan Administrator may grant options under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

         B. The Plan shall terminate upon the EARLIEST of (i) the expiration of the ten (10)-year period measured from the date the Plan is adopted by the Board, (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of options under the Plan or (iii) the termination of all outstanding options in connection with a Corporate Transaction. The termination of the Plan shall have no effect on any outstanding options under or shares issued and outstanding upon option exercises under the Plan, and such securities shall thereafter continue to have force and effect in accordance with the provisions of the agreements evidencing such options and any post-exercise restriction agreements.

    3.   AMENDMENT OF THE PLAN

         A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever. However, no such amendment or modification shall adversely affect the rights and obligations of an Optionee with respect to options at the time outstanding under the Plan, nor adversely affect the rights of any issuee with respect to Common Stock issued upon option exercises under the Plan prior to such action unless such Optionee or issuee consents to such amendment. In addition, the Board shall not, without the approval of the Corporation's stockholders, amend the Plan so as to (i) increase the maximum number of shares issuable under the Plan (except for adjustments required under Article I, Section 5.C), (ii) materially increase the benefits accruing to individuals who participate in the Plan, or
(iii) materially modify the eligibility requirements for participation in the Plan.

         B. Options to purchase shares of Common Stock may be granted under the Plan and shares of Common Stock may be issued upon option exercises under the Plan that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Plan are held in escrow until there is obtained Board and stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such Board and stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees the exercise price paid for any excess shares issued upon option exercises under the Plan and held in escrow, together with interest (at the applicable federal short term rate as determined under Internal Revenue Code Section 1274(d)) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

    4.   USE OF PROCEEDS

         Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.


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    5.   NO EMPLOYMENT OR SERVICE RIGHTS

         Nothing in the Plan shall confer upon any person any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason whatsoever, with or without cause, nor interfere with or otherwise restrict in any way the right of the Corporation to engage in any Corporate Transaction.

    6.   FINANCIAL REPORTS

         The Corporation shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding option under the Plan, unless such individual is a key Employee whose duties in connection with the Corporation (or any Parent or Subsidiary) assure such individual access to equivalent information.


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                                 IVAC HOLDINGS, INC.
                        1996 KEY CONTRIBUTOR STOCK OPTION PLAN
                                 DEFINITIONS APPENDIX



    The following definitions shall be in effect under the Plan:

    A.   BOARD shall mean the Corporation's Board of Directors.

    B.   COMMON STOCK shall mean the Corporation's Class A Common Stock.

    C. CORPORATE TRANSACTION shall mean any of the following stockholder-approved transactions to which the Corporation is a party:

         (i) a merger or consolidation in which the Corporation is not the surviving entity,

         (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets, or

         (iii) any transaction (other than an issuance of shares by the Corporation for cash) in or by means of which one or more persons acting in concert acquire, in the aggregate, more than 50% of the outstanding shares of the stock of the Corporation.

    D. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

    E. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

    F. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

         (i) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the Nasdaq National Market, the Fair Market Value shall be the closing selling price of one share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

         (ii) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

         (iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate, including the Corporation's earnings history, book value and prospects in the light of market conditions generally.


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    G.   INCENTIVE OPTION shall mean an option which satisfies the requirements of Internal Revenue Code Section 422.

    H. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Internal Revenue Code Section 422.

    I. OPTIONEE shall mean any person to whom an option is granted under the Plan.

    J. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    K. SERVICE shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee or a consultant.

    L. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


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